Exhibit 99.1

For immediate release:	Media Contacts:
April 7, 2009	Ray Kerins
(212) 733-9203
Joan Campion
(212)733-2798
Investor Contacts:
Suzanne Harnett
(212) 733-8009
Jennifer Davis
(212) 733-0717

Pfizer Announces Operating Structure and Select Senior Leadership Posts to Be Effective Immediately Upon Close of Wyeth Acquisition
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Innovative Approach to Research Supporting Nine Diverse Businesses:
Primary Care, Specialty Care & Vaccines, Emerging Markets, Oncology, Established Products, Animal Health, Capsugel, Consumer Health, Nutritional Health

NEW YORK, NY, April 7 -- Pfizer (NYSE: PFE) today announced the planned leadership and organizational structure for its research and commercial operations that will become effective when the Wyeth acquisition closes.

The company will establish a unique research model designed to advance the strong scientific capabilities of both Pfizer and Wyeth (NYSE: WYE) and to support the new company's nine diverse health care businesses. At the senior-most level of the organization, Pfizer will retain eight senior executives from Wyeth who will join the company post-closing.

CEOs Jeff Kindler and Bernard Poussot and senior leadership of both companies continue to work closely together through the integration process. As planning continues, additional appointments are expected that will enable Pfizer to begin appreciating the benefits of the combined company with a new team and structure in place immediately following the close of the acquisition.

A New Approach for Research
To maximize new opportunities in biopharmaceutical research, Pfizer will form two distinct research organizations. The PharmaTherapeutics Research Group will focus on the discovery of small molecules and related modalities and will be led by Martin Mackay, who now leads Pfizer Global Research & Development (PGRD). The BioTherapeutics Research Group will focus on large-molecule research, including vaccines, and will be led by Mikael Dolsten, who currently serves as President of Wyeth Research. Both Dr. Dolsten and Dr. Mackay will serve as presidents of their respective organizations and members of Pfizer's Executive Leadership Team, and both will report to Pfizer Chairman and Chief Executive Officer Jeff Kindler.

The new BioTherapeutics Research Group will capitalize on Wyeth's industry-leading expertise in biologics and build on the momentum established by both Pfizer's Biotherapeutics and Bioinnovation Center (BBC) and centers of large-molecule research and pharmaceutical science excellence in PGRD, which will be part of the new, larger group. This new group's mandate will be to create a broad and deep pipeline in vaccines, antibodies, proteins, peptides, nucleic acids and other novel modalities. The PharmaTherapeutics Research Group will continue to advance the strong legacy of both Pfizer and Wyeth in small-molecule discovery.

Within these two research groups, small, focused scientific teams - targeting specific high-potential therapeutic areas and leading-edge innovative technologies - will be led by world-class Chief Scientific Officers who will act as single points of accountability for delivering medical advances on behalf of the company. These teams will be responsible for creating a rich portfolio of both small and large molecules from across both research organizations and, in particular, with delivering positive proofs-of-concept for Pfizer's business units to develop. They will also aggressively pursue collaborations with top academic, public-sector and private-sector institutions to accelerate research and development of new medicines.

The combined scientific teams and programs of the two companies will enable Pfizer to make significant advances in vaccines and neuroscience, among many other areas of unmet medical need. In that connection, Emilio Emini, who currently heads Wyeth's Vaccine Research; and Development, will join Pfizer as Chief Scientific Officer, Vaccine Research, and Menelas Pangalos, who currently serves as Wyeth's Head of Discovery, will join Pfizer as Chief Scientific Officer, Neuroscience Research. Dr. Emini and Dr. Pangalos bring incomparable scientific expertise and outstanding leadership to Pfizer, which are essential to building the world's premier biopharmaceutical research and development organization.

Additionally, Pfizer will form a team of top scientists from both companies who will seek and evaluate new technologies, platforms and pre-proof-of-concept small and large molecules from external sources. As this group identifies promising early-stage candidates from outside the company, it will collaborate with Pfizer's business development team to pursue these opportunities. By complementing Pfizer's internal research efforts, these scientists will help assure Pfizer has access to the broadest set of early stage compounds and technologies available to find new medicines for patients.

"Creating two distinct, but complementary, research organizations, led by the top scientist from each company, will provide sharper focus, less bureaucracy and clearer accountability in drug discovery," Mr. Kindler said. "This structure powerfully states our commitment to becoming the industry leader in small molecules, large molecules and vaccines. Our approach to research will fuel our discovery efforts, inspire top talent and translate into high-impact new medicines for patients. I am honored that world-class scientists like Drs. Dolsten, Emini and Pangalos will be joining the outstanding scientists at Pfizer and, as we continue our integration planning, I look forward to our welcoming many more distinguished Wyeth scientists to our organization."

Enhanced Commercial Operating Structure
The new Pfizer will consist of nine diverse global health care businesses. As is the case at Pfizer today, the leader of each of the company's biopharmaceutical businesses will have clear accountability for results from initial product development to providing access to patients and through to the end of the product's life cycle. The businesses will be led by world-class executives from both Pfizer and Wyeth who will have the resources to pursue attractive growth opportunities and to meet the needs of patients and customers around the world.

Ian Read, currently President of Worldwide Pharmaceutical Operations for Pfizer, will become Group President, Pfizer BioPharmaceutical Businesses, and remain a member of the Executive Leadership Team reporting to Mr. Kindler. In that capacity, he will lead a group that includes five leading biopharmaceutical businesses:

  Primary Care, led by President Olivier Brandicourt, will be the world's leading primary care business, with strong positions in cardiovascular (#1), infectious disease (#2), immunology (#4) and central nervous system diseases (#2), and with unique research and development opportunities in areas like Alzheimer's disease and pain.
  Specialty Care and Vaccines will be led by President Geno Germano, currently President of Wyeth's U.S. and Pharmaceuticals business units. It will be the world's second largest specialty care business, with prominent positions in inflammation (#2), vaccines (#4) and immunology (#4); leading products such as Enbrel, the world's leading biologic and Prevnar, the world's leading vaccine; and a strong pipeline of small- and large-molecule compounds.

Jim Connolly, currently Wyeth's Executive Vice President & General Manager, Vaccines, will join the Specialty Care and Vaccines Business Unit as President, Vaccines, reporting to Mr. Germano. He will lead an integrated vaccine business comprising marketing, sales and medical affairs, which will align closely with the Vaccine Research group led by Dr. Emini. They will work together to bring innovative new vaccines to patients around the globe.

  Emerging Markets will continue to be led by President Jean-Michel Halfon and will have a significantly enhanced presence in high-growth, less-developed and under-penetrated markets, including those in Latin America, the Middle East and China.
  Oncology will continue to be led by President Garry Nicholson and will continue to bring patients important treatments like Sutent. It will also bring to market one of the most robust oncology product pipelines in the biopharmaceutical industry, one that includes compounds focusing on diverse tumor types including lung, colorectal, liver, prostate and breast.
  Established Products will continue to be led by President David Simmons and will continue to be a strong global business in a marketplace that is expected to see significant growth in the years ahead. Through portfolio enhancement and expansion activities, including new partnerships, Established Products will continue to extend Pfizer's reach into this important market segment.

Cavan Redmond, currently President of Wyeth's Consumer Healthcare business, will become Group President, Pfizer Diversified Businesses, join Pfizer's Executive Leadership Team and report to Mr. Kindler. This group will include four unique businesses, each meeting important customer needs and offering significant growth:

  Animal Health will continue to be led by President Juan-Ramón Alaix and will have an enhanced leading position in the industry, with important large animal and companion animal products and a platform that includes vaccines, parasiticides and anti-infectives.
  Capsugel will continue to be led by President Guido Driesen and will continue to be the world's pre-eminent manufacturer and developer of capsule products, equipment and services for the pharmaceutical and associated health care industries.
  Consumer Health will be led by President Paul Sturman, currently President, US and Global Business Development, New Products for Wyeth Consumer Healthcare. Consumer Health will remain a leader in analgesics, cough/cold/allergy and vitamin/nutritional supplements, including brands such as Advil®, Caltrate®, Centrum®, ChapStick®, Robitussin® and ThermaCare®.
  Nutritional Health will be led by President Erica Mann, currently Managing Director of Wyeth Australia and New Zealand. The Nutritional business at Wyeth operates in more than 50 countries and has a portfolio that includes a full line of nutritional products, including infant formulas, follow-on formulas, growing-up milks, and prenatal and adult supplements.

Mr. Kindler stated: "By putting together these businesses and combining in one team a number of strong and experienced Pfizer and Wyeth leaders, we are creating the world's premier biopharmaceutical company - one that is powerfully positioned to provide substantial value for patients, customers, colleagues and shareholders."

Integration Progress
Added Chief Financial Officer Frank D'Amelio, who is leading the integration on behalf of Pfizer: "With today's announcement we have taken another significant step in preparing for the combining of these two great companies. Having our organizational structure in place is critical to the combined company being operational on Day One, and the appointment of these leaders will accelerate our ability to do so.

"We have made substantial progress in a short period of time, particularly in financing, as well as other requirements for closing. Our progress affirms how well these two companies fit together, the value of this combination, and the commitment of our companies to rapid and successful integration," Mr. D'Amelio said.

Mr. Kindler noted: "I want particularly to thank Wyeth Chief Executive Officer Bernard Poussot for his strong and steady leadership and his partnership. He is an instrumental part of our integration efforts and will continue to provide us with critical counsel and support until the close of the acquisition. Bernard's commitment to Wyeth leaders and to the success of the combined company is extraordinary.

"We look forward to welcoming these new colleagues and I am confident Pfizer will be strengthened by the addition of many other exceptional Wyeth scientists and business leaders. They will join Pfizer colleagues with whom they share a commitment to delivering the full potential of the Pfizer-Wyeth combination to patients, customers and investors," Mr. Kindler concluded.

The leadership team will begin working together immediately upon the completion of the acquisition. Until the acquisition is complete, Pfizer and Wyeth leadership will continue in their current roles. Pfizer announced on January 26, 2009, that it is acquiring Wyeth in a cash-and-stock transaction to create the world's premier biopharmaceutical company. The acquisition remains subject to customary closing conditions, including approval by the stockholders of Wyeth, and regulatory approval in certain jurisdictions. Pfizer and Wyeth continue to expect the transaction to close at the end of the third quarter or during the fourth quarter of 2009.

ABOUT PFIZER
Pfizer Inc, founded in 1849, is dedicated to better health and greater access to health care for people and their valued animals. Every day, more than 80,000 colleagues in more than 90 countries work to discover, develop, manufacture and deliver quality, safe and effective prescription medicines to patients.

ABOUT WYETH
Wyeth is one of the world's largest research-driven pharmaceutical and health care products companies. It is a leader in the discovery, development, manufacturing and marketing of pharmaceuticals, vaccines, biotechnology products, nutritionals and non-prescription medicines that improve the quality of life for people worldwide. Wyeth's major divisions include Wyeth Pharmaceuticals, Wyeth Consumer Healthcare and Fort Dodge Animal Health.

Forward Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed merger between Pfizer and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Pfizer's and Wyeth's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Neither Pfizer nor Wyeth undertake any obligation to update publicly or revise any forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed merger of Pfizer and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule; the failure of Wyeth stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; Pfizer's and Wyeth's ability to accurately predict future market conditions; dependence on the effectiveness of Pfizer's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Pfizer's 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2009, Wyeth's 2008 Annual Report on Form 10-K filed with the SEC on February 27, 2009, including in the "Risk Factors" section of each of these filings, and each company's other filings with the SEC available at the SEC's Internet site (http://www.sec.gov).

Additional Information
In connection with the proposed acquisition of Wyeth, Pfizer filed with the SEC a Registration Statement on Form S-4 on March 27, 2009 that includes a preliminary proxy statement of Wyeth that also constitutes a prospectus of Pfizer. At the appropriate time, Wyeth will mail the final proxy statement/prospectus to its stockholders. Pfizer and Wyeth urge investors and security holders to read the proxy statement/prospectus regarding the proposed acquisition because it contains important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Pfizer's website, www.pfizer.com, under the tab "Investors" and then under the tab "SEC Filings". You may also obtain these documents, free of charge, from Wyeth's website, www.wyeth.com, under the heading "Investor Relations" and then under the tab "Financial Reports/SEC Filings". Pfizer, Wyeth and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Wyeth stockholders in favor of the proposed acquisition. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Wyeth stockholders in connection with the proposed acquisition is set forth in the proxy statement/prospectus. You can find information about Pfizer's executive officers and directors in its definitive proxy statement filed with the SEC on March 13, 2009. You can find information about Wyeth's executive officers and directors in its preliminary proxy statement filed with the SEC on March 27, 2009 by Pfizer on Form S-4.

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